UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2023

BRISTOL-MYERS SQUIBB COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-01136	22-0790350
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

Route 206 & Province Line Road
Princeton, New Jersey 08543
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (609) 252-4621

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BMY	New York Stock Exchange
1.000% Notes due 2025	BMY25	New York Stock Exchange
1.750% Notes due 2035	BMY35	New York Stock Exchange
Celgene Contingent Value Rights	CELG RT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 9, 2023, Bristol-Myers Squibb Company (“BMS”) entered into accelerated share repurchase (“ASR”) transactions under agreements with each of Bank of America, N.A., Citibank, N.A., JPMorgan Chase Bank, National Association and Morgan Stanley & Co. LLC (each, an “ASR Agreement” and collectively, the “ASR Agreements”), to repurchase an aggregate of $4.0 billion (the “Repurchase Price”) of BMS common stock, par value $0.10 per share (the “Common Stock”). The ASR transactions are being completed pursuant to a previously announced board-authorized, multi-year share repurchase program.

Under the terms of the ASR Agreements, on August 10, 2023, BMS will pay the Repurchase Price and receive Common Stock with an aggregate value of 85% of the Repurchase Price based on the closing share price of the Common Stock on August 9, 2023.  The total number of shares to be repurchased under the ASR Agreements will be based on volume-weighted average prices of the Common Stock during the terms of the ASR transactions less a discount and subject to adjustments pursuant to the terms and conditions of the ASR Agreements. Upon final settlement of each ASR transaction, BMS may be entitled to receive additional shares of Common Stock from the applicable bank or, under certain circumstances specified in the ASR Agreements, BMS may be required to deliver shares of Common Stock or make a cash payment, at its option, to the applicable bank.

The ASR Agreements contain provisions customary for agreements of this type, including provisions for adjustments to the transaction terms, the circumstances generally under which the ASR transactions may be accelerated, extended or terminated early by the applicable bank, and various acknowledgments, representations and warranties made by the parties to one another. The ASR transactions are scheduled to terminate in the fourth quarter of 2023, but each may conclude earlier than its scheduled termination date at the election of the applicable bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BRISTOL-MYERS SQUIBB COMPANY

Dated: August 10, 2023	By:	/s/ Kimberly M. Jablonski
	Name:	Kimberly M. Jablonski
	Title:	Corporate Secretary